UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2015

HYCROFT MINING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33119	20-5597115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9790 Gateway Drive, Suite 200 Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

(775) 358-4455

(Registrant’s Telephone Number, Including Area Code)

Allied Nevada Gold Corp.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

As previously disclosed, on March 10, 2015, Allied Nevada Gold Corp. (the “Company”), a Delaware corporation, and certain of its domestic direct and indirect subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). During the pendency of the Chapter 11 Cases, the Debtors continued to operate their business as debtors in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

On April 24, 2015, the Debtors filed with the Bankruptcy Court a proposed joint chapter 11 plan of reorganization and related disclosure statement. On July 23, 2015, the Debtors filed with the Bankruptcy Court a proposed amended joint chapter 11 plan of reorganization and related amended disclosure statement. On August 27, 2015, the Debtors filed with the Bankruptcy Court an additional proposed Amended Joint Chapter 11 Plan of Reorganization (as so amended and supplemented (including by the Plan Supplement defined below), the “Amended Plan”) and related Amended Disclosure Statement (the “Amended Disclosure Statement”). The Bankruptcy Court entered an order approving the Amended Disclosure Statement on August 28, 2015. On September 18, 2015, the Debtors filed with the Bankruptcy Court a supplement (the “Original Plan Supplement”) to the Amended Plan, which included, among other things, draft versions of certain documents related to the Amended Plan and referenced therein. The Debtors filed with the Bankruptcy Court amended supplements to the Amended Plan on each of September 25, 2015 (the “Amended Plan Supplement”), October 5, 2015 (the “Second Amended Plan Supplement”) and October 7, 2015 (the “Third Amended Plan Supplement”) (the Original Plan Supplement as so amended by each of the Amended Plan Supplement, the Second Amended Plan Supplement and the Third Amended Plan Supplement, the “Plan Supplement”).

On October 8, 2015 (the “Confirmation Date”), the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Debtors’ Amended Plan. A copy of the Confirmation Order is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Debtors plan to emerge from the Chapter 11 Cases after satisfying the remaining conditions to effectiveness contemplated under the Amended Plan (defined in the Amended Plan as the “Effective Date”). Although the Debtors anticipate that all conditions that the Debtors must satisfy before the Effective Date, other than the passage of time, will have been satisfied on or prior to such date, the Debtors can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan.

Summary of the Amended Plan

The following is a summary of the material matters contemplated to occur either pursuant to or in connection with the confirmation, implementation and effectiveness of the Amended Plan. This summary only highlights certain of the substantive provisions of the Amended Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Amended Plan. This summary is qualified in its entirety by reference to the full text of the

Amended Plan as confirmed by the Bankruptcy Court, a copy of which is attached as Exhibit 2.2 to this Current Report on Form 8-K, which Amended Plan includes each of the Original Plan Supplement, Amended Plan Supplement, the Second Amended Plan Supplement and the Third Amended Plan Supplement, each attached as Exhibits 2.3, 2.4, 2.5 and 2.6, respectively, to this Current Report on Form 8-K, and each of which is incorporated by reference herein. Capitalized terms used but not defined in this Form 8-K have the meanings set forth in the Amended Plan.

Conditions to Effectiveness of the Amended Plan

Consummation of the Amended Plan and the occurrence of the Effective Date are subject to satisfaction (or waiver in accordance with the terms of the Amended Plan) of the following conditions:

•	The Confirmation Order shall have been entered and not have been stayed or vacated on appeal.

•	The Exit Facility Commitment Letter shall not have been terminated and shall be in full force and effect.

•	The Exit Facility Commitment Order shall have been entered and not have been stayed or vacated on appeal.

•	The Exit Facility in the form of the New Second Lien Convertible Notes Definitive Agreement shall have been executed, the New Second Lien Convertible Notes shall have been issued to the Exit Facility Lenders pursuant to the terms of the New Second Lien Convertible Notes Definitive Agreement and all conditions precedent to the consummation of the Exit Facility shall have been waived or satisfied in accordance with the terms of the Exit Facility Commitment Letter and/or the New Second Lien Convertible Notes Definitive Agreement and the Exit Facility Commitment Order.

•	The New Warrant Agreement shall have been executed.

•	The RSA Order shall have been entered and not have been stayed or vacated on appeal.

•	The Amended and Restated Restructuring Support Agreement shall not have been terminated as to all parties thereto.

•	All of the schedules, documents, supplements, and exhibits to the Amended Plan shall be in form and substance as required by the Amended and Restated Restructuring Support Agreement and the Exit Facility Commitment Letter.

•	The aggregate amount of Administrative Expense Claims (excluding (x)Professional Fee Claims, (y) post-petition trade payables incurred in the ordinary course of business and (z) claims allowed under Bankruptcy Code section 503(b)(9)) shall not exceed $5,000,000.00 in the aggregate.

•	All the Transaction Expenses shall have been paid in full in Cash, as required by the DIP Facility Order, the Exit Facility Commitment Letter, the Amended and Restated Restructuring Support Agreement and the Restructuring Term Sheet, pursuant to Bankruptcy Code section 1129(a)(4) or otherwise.

•	All statutory fees and obligations then due and payable to the Office of the U.S. Trustee shall have been paid and satisfied.

•	All governmental and material third party approvals and consents necessary in connection with the transactions contemplated by the Amended Plan shall have been obtained, not be subject to unfulfilled conditions and be in full force and effect.

Amended Plan Classification and Treatment of Claims and Interests

The Amended Plan provides for, among other things, the following:

•	distribution of cash or cash equivalents and New First Lien Term Loans to Holders of Allowed Secured ABL Claims and Allowed Secured Swap Claims;

•	distribution of either New Common Stock or cash or cash equivalents to Holders of Allowed Unsecured Claims;

•	contributions to capital of all Allowed Intercompany Claims between the Debtors; and

•	distribution of New Warrants to the Holders of the Allowed Existing Equity Interests and Holders of Allowed Subordinated Securities Claims.

Upon the effectiveness of the Amended Plan, the following Claims, Interests and other items relating to the Debtors will be deemed automatically extinguished, cancelled and of no further force or effect:

•	all equity interests (including treasury stock) other than Intercompany Interests;

•	the 8.75% senior unsecured notes due 2019 issued by the Company;

•	the financial swaps between the Company and The Bank of Nova Scotia, the cross currency swap transactions subject to the ISDA 2012 Master Agreement, dated as of May 15, 2012, between the Company and The Bank of Nova Scotia, the cross currency swap transaction subject to the ISDA 2012 Master Agreement, dated as of October 19, 2012, between the Company and National Bank of Canada, and the cross currency swap transaction subject to the ISDA 2012 Master Agreement, dated as of October 31, 2012, between the Company and Societe Generale;

•	the Third Amended and Restated Credit Agreement, dated as of May 8, 2014 (as may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof), among the Company, The Bank of Nova Scotia, Wells Fargo Bank, National Association, and the lenders party thereto;

•	all options, warrants, calls, rights, puts, awards, commitments or any other agreements of any character to acquire Claims or Interests; and

•	all registration rights, preemptive rights, rights of first refusal, rights of first offer, co-sale rights and other investor rights governing or relating to any Interests.

Treatment of Executory Contracts or Unexpired Leases

Executory contracts or unexpired leases of the Debtors shall be deemed rejected in accordance with the provisions and requirements of Bankruptcy Code sections 365 and 1123 as of the Effective Date, unless such executory contract or unexpired lease: (a) was previously assumed or rejected by the Debtors; (b) previously expired or terminated pursuant to its terms; (c) is the subject, as mutually agreed to by the Debtors, the Requisite Consenting Noteholders and the Requisite Exit Facility Lenders, of a motion to assume or reject filed by the Debtors under Bankruptcy Code section 365 pending as of the Effective Date; or (d) is designated specifically or by category on the Schedule of Assumed Executory Contracts and Unexpired Leases, as reasonably agreed to by the Debtors, the Requisite Consenting Noteholders and the Requisite Exit Facility Lenders.

Third Party Releases

On the Effective Date, certain Holders of Claims and Interests (except as otherwise specified in the Amended Plan or the Confirmation Order) shall be deemed to have released and discharged the Released Parties, the Debtors and their Estates from certain claims, interests, obligations, rights, suits, damages, causes of action, remedies and liabilities in connection with, among other things, the Debtors, the Restructuring Transaction or the Chapter 11 Cases.

Sources of Funds

New First Lien Term Loan Credit Facility

On the Effective Date, the Company will enter into a new first lien term loan credit facility (the “New First Lien Term Loan Credit Facility”) in form and substance consistent with the Amended and Restated Restructuring Support Agreement and Restructuring Term Sheet attached thereto pursuant to which new first lien term loans (the “New First Lien Term Loans”) will be incurred. The payment of the New First Lien Term Loans and other obligations under the New First Lien Term Loan Credit Facility will be guaranteed by all of the direct and indirect domestic subsidiaries of the Company. The New First Lien Term Loan Credit Facility will be secured by liens on substantially all assets of the Company and its direct and indirect domestic subsidiaries, subject to exceptions consistent with the Amended and Restated Restructuring Support Agreement and Restructuring Term Sheet.

Exit Facility

On the Effective Date, the Company will enter into an exit financing facility in the amount of $95.0 million in the form of New Second Lien Convertible Notes. The payment of the New Second Lien Convertible Notes will be guaranteed by all of the direct and indirect domestic subsidiaries of the Company. The New Second Lien Convertible Notes, the guarantees by the guarantors in respect thereof and all obligations under the New Second Lien Convertible Notes and such guarantees shall be secured by liens on substantially all assets of the Reorganized Debtors, subject to certain exceptions.

Other Amended Plan Funding

Other than as set forth in Articles 4.4(a) and (b) of the Amended Plan, all cash necessary for the Reorganized Debtors to make payments required by the Amended Plan shall be obtained from the Debtors’ cash balances then on hand, after giving effect to the transactions contemplated in the Amended Plan or that occur during the pendency of the Chapter 11 Cases.

Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the Company’s Monthly Operating Report for August 2015 included as Exhibit 99.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 2, 2015.

Because the Company’s financial statements will reflect fresh start accounting adjustments upon its emergence from the Chapter 11 Cases, information reflecting its results of operations and financial condition will not be comparable to prior periods.

Securities Issued and Outstanding and Securities to be Issued Under the Amended Plan

As of October 9, 2015, the Company had 126,189,535 shares of its common stock issued and outstanding. The authorized capital stock of the Company after emergence from the Chapter 11 Cases is expected to consist of 400,000,000 authorized shares of common stock and 10,000,000 authorized shares of undesignated preferred stock. Pursuant to the Amended Plan and as of the Effective Date, 3,000,000 shares of common stock are expected to be issued by the Company to holders of Allowed Unsecured Claims that are not receiving the Convenience Claim Distribution. The Company will reserve shares of common stock sufficient for the conversion of the New Second Lien Convertible Notes and the exercise of the New Warrants.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company changed its name from “Allied Nevada Gold Corp.” to “Hycroft Mining Corporation”, effective October 9, 2015, as contemplated by the Confirmation Order. A copy of the Certificate of Amendment to Certificate of Incorporation effecting the name change is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act, the Exchange Act (and the equivalent under Canadian securities laws) and the Private Securities Litigation Reform Act (the “PSLRA”) or in releases made by the U.S. Securities and Exchange Commission, all as may be amended from time to time. This cautionary statement is being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefit of the “safe harbor” provisions of such laws. All statements, other than statements of historical fact, included herein or incorporated by reference, that address activities, events or developments that we expect or anticipate will or may occur in the future, are forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe”, “project”, “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to”, or other similar words, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intentions. Forward-

looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future, and are based on current expectations and assumptions. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements, and include, but are not limited to the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements is the Company’s ability to emerge from the Chapter 11 Cases pursuant to the Amended Plan and to execute its business plan, and other factors discussed in the Company’s filings with the SEC including the Company’s latest Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its other recent SEC filings (and Canadian filings). Although the Company has attempted to identify important factors that could cause actual results, performance or achievements to differ materially from those described in forward-looking statements, there may be other factors that cause results, performance or achievements not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results, performance and achievements and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The Company does not intend to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit

Exhibit 2.1	Findings of Fact, Conclusion of Law, and Order Confirming Debtors’ Amended Joint Chapter 11 Plan of Reorganization, as entered by the Bankruptcy Court on October 8, 2015

Exhibit 2.2	Amended Debtors’ Joint Chapter 11 Plan of Reorganization filed August 26, 2015 (incorporated herein by reference to Exhibit 99.1 of Allied Nevada Gold Corp.’s Current Report on Form 8-K dated August 26, 2015 filed with the SEC on August 31, 2015)

Exhibit 2.3	Notice of Filing of Plan Supplement for the Debtors’ Amended Joint Chapter 11 Plan of Reorganization, filed September 18, 2015 (incorporated herein by reference to Exhibit 99.1 of Allied Nevada Gold Corp.’s Current Report on Form 8-K dated September 18, 2015 filed with the SEC on September 23, 2015)

Exhibit 2.4	Notice of Filing of Amended Plan Supplement for the Debtors’ Amended Joint Chapter 11 Plan of Reorganization, filed September 25, 2015 (incorporated herein by reference to Exhibit 99.2 of Allied Nevada Gold Corp.’s Current Report on Form 8-K dated September 18, 2015 filed with the SEC on October 1, 2015)

Exhibit 2.5	Notice of Filing of Second Amended Plan Supplement for the Debtors’ Amended Joint Chapter 11 Plan of Reorganization, filed October 5, 2015

Exhibit 2.6	Notice of Filing of Third Amended Plan Supplement for the Debtors’ Amended Joint Chapter 11 Plan of Reorganization, filed October 7, 2015

Exhibit 3.1	Certificate of Amendment to Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 15, 2015	Hycroft Mining Corporation

	By:	/s/ Stephen M. Jones
Stephen M. Jones Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

Exhibit 2.1	Findings of Fact, Conclusion of Law, and Order Confirming Debtors’ Amended Joint Chapter 11 Plan of Reorganization, as entered by the Bankruptcy Court on October 8, 2015

Exhibit 2.2	Amended Debtors’ Joint Chapter 11 Plan of Reorganization filed August 26, 2015 (incorporated herein by reference to Exhibit 99.1 of Allied Nevada Gold Corp.’s Current Report on Form 8-K dated August 26, 2015 filed with the SEC on August 31, 2015)

Exhibit 2.3	Notice of Filing of Plan Supplement for the Debtors’ Amended Joint Chapter 11 Plan of Reorganization, filed September 18, 2015 (incorporated herein by reference to Exhibit 99.1 of Allied Nevada Gold Corp.’s Current Report on Form 8-K dated September 18, 2015 filed with the SEC on September 23, 2015)

Exhibit 2.4	Notice of Filing of Amended Plan Supplement for the Debtors’ Amended Joint Chapter 11 Plan of Reorganization, filed September 25, 2015 (incorporated herein by reference to Exhibit 99.2 of Allied Nevada Gold Corp.’s Current Report on Form 8-K dated September 18, 2015 filed with the SEC on October 1, 2015)

Exhibit 2.5	Notice of Filing of Second Amended Plan Supplement for the Debtors’ Amended Joint Chapter 11 Plan of Reorganization, filed October 5, 2015

Exhibit 2.6	Notice of Filing of Third Amended Plan Supplement for the Debtors’ Amended Joint Chapter 11 Plan of Reorganization, filed October 7, 2015

Exhibit 3.1	Certificate of Amendment to Certificate of Incorporation